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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2005

                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                     001-16393                 74-2126120
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                         Identification Number)

                  2101 CITYWEST BLVD.
                    HOUSTON, TEXAS                      77042-2827
       (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (713) 918-8800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  Entry into a Material Definitive Agreement

On April 22, 2005, the Board of Directors of BMC Software, Inc. (the "Company") approved revisions to the cash compensation for non-employee directors. Effective April 1, 2005, directors will be paid annual retainers, in lieu of meeting fees, for their service on Board Committees as follow:

Committee                                Chair Retainer                         Member Retainer
---------------------------------------- -------------------------------------- --------------------------------------
Audit                                    $22,000                                $13,000
---------------------------------------- -------------------------------------- --------------------------------------
Compensation                             $16,000                                $9,000
---------------------------------------- -------------------------------------- --------------------------------------
Governance & Nominating                  $10,000                                $6,000
---------------------------------------- -------------------------------------- --------------------------------------
M&A Committee                            $10,000                                $6,000
---------------------------------------- -------------------------------------- --------------------------------------

The Board also eliminated the $1,000 fee per day for days spent by non-employee directors, outside of Board or committee meetings, working at the Company on Board matters or traveling on Board matters. All other Board retainers and meeting fees for full Board meetings remain unchanged.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2005

                                         BMC SOFTWARE, INC.


                                         By:  /s/ ROBERT H. WHILDEN, JR.
                                            ------------------------------------
                                              Robert H. Whilden, Jr.
                                              Senior Vice President, General
                                              Counsel and Secretary


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